OPPENHEIMER REAL ASSET FUND
                    Class A Share Certificate (8-1/2" x 11")

I.    FACE  OF  CERTIFICATE  (All  text  and
other matter lies within
      8-1/4" x  10-3/4"  decorative  border,
5/16" wide)

(upper  left  corner,   box  with   heading:
NUMBER [of shares]

                              (upper   right
                  corner)             [share
                  certificate no.] XX-000000

                              (upper   right
                  box,  CLASS A SHARES below
                  cert. no.)

           (centered below boxes)
                           OPPENHEIMER REAL ASSET FUND
       A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT
(at right) SEE REVERSE FOR

CERTAIN DEFINITIONS

(box with number) CUSIP 68380M108
(at left)  is the owner of
                                   (centered)
                FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST
OF
                           OPPENHEIMER REAL ASSET FUND

      (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers. (signature Dated: (signature at left of seal) at right of seal) /s/ Brian W. Wixted /s/ Bridget A. Macaskill TREASURER PRESIDENT

                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend
                           OPPENHEIMER REAL ASSET FUND
                                      SEAL
                                      1997
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)  Countersigned

OPPENHEIMERFUNDS SERVICES
                                    [A
DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver
(CO.) Transfer Agent

                                    By
----------------------------

Authorized Signature

II.   BACK OF  CERTIFICATE  (text reads from
top to bottom of 11" dimension)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF     GIFT/TRANSFER     MIN     ACT     -
__________________                 Custodian
---------------
                                    (Cust)
(Minor)

                              UNDER
UGMA/UTMA ___________________
                                                      (State)

Additional  abbreviations  may also be used though not on above list.  For Value
Received ................  hereby sell(s), assign(s) and transfer(s) unto PLEASE
INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE AND PROVIDE CERTIFICATION BY TRANSFEREE (box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  A  Shares  of  beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                              Signed:
--------------------------

-----------------------------------
                                    (Both
must sign if joint owners)

                                  Signature(s)
                                    --------------------------

guaranteed  Name of Guarantor

by: Signature of Officer/Title (text printed NOTICE: The signature(s) to this assignment must correspond vertically to right correspond with the name(s) as written upon the face of the of above paragraph certificate in every particular without alteration or enlargement or any change whatever. (text printed in Signatures must be guaranteed by a financial box to left of institution of the type described in the current signature(s)) prospectus of the Fund.


PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle. It is invalid without this "four hands" watermark: logotype




                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

































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